Exhibit 99.1
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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-QSB of California Molecular Electronics Corporation for the nine months ended September 30, 2002, James Marek, Jr., President and Chief Executive Officer of California Molecular Electronics Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Form Type of California Molecular Electronics Corporation for the nine months ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Form 10-QSB of California Molecular Electronics Corporation for the nine months ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of California Molecular Electronics Corporation.



/s/  James  Marek,  Jr.
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James  Marek,  Jr.
President and Chief Executive Officer



November 12, 2002


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